SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2005

VIA NET.WORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29391	84-1412512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

H. Walaardt Sacrestraat 401-403, 1117 BM Schiphol, Amsterdam, The Netherlands
(Address of principal executive offices)

Registrant’s telephone number, including area code: +31 20 502 0000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 1, 2005, VIA NET.WORKS, Inc. (the “Company”) issued a press release to announce the sale of two of its Swiss companies—VIA NET.WORKS (Schweiz) AG and VIA NET.WORKS Services AG—to former managers and owners of the business.

Proceeds of the sale will provide the Company with additional funds, allowing it time to continue to explore strategic and financial solutions to its immediate liquidity issues.  The Company stated that it was continuing its discussions with third parties for various solutions, which include the potential sale of all or parts of its business and the possibility of securing additional investments into, or financing for, the Company.

The Company has previously disclosed that it is working with PricewaterhouseCoopers to obtain new financing to address an urgent liquidity problem.

The press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1         Press Release dated April 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA NET.WORKS, INC.
(Registrant)

/s/ Matt S. Nydell
Matt S. Nydell
Senior Vice President, General Counsel & Secretary

Date: April 7, 2005

Exhibit Index

99.1                           Press Release dated April 1, 2005.